                                                                    EXHIBIT 10.6
                                                                  EXECUTION COPY


                        AMENDMENT NO. 5 TO LOAN AGREEMENT

        AMENDMENT NO. 5 TO LOAN AGREEMENT (this "Amendment") dated as of December 28, 2004, by and among US Airways, Inc. (the "Borrower"), US Airways Group, Inc. ("Group"), the Subsidiary Guarantors party hereto (the "Subsidiary Guarantors"), Govco Incorporated, as Primary Tranche A Lender ("Govco"), Citicorp North America, Inc., as Govco Administrative Agent (the "Govco Administrative Agent"), the other Lenders from time to time party hereto, Bank of America, N.A., as Agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent"), Bank of America, N.A., as Collateral Agent (in such capacity, together with its successors and permitted assigns, the "Collateral Agent," and together with the Agent, the "Agents") and the Air Transportation Stabilization Board (the "Board") created pursuant to the Air Transportation Safety and System Stabilization Act (the "Act"), P.L. 107-42
(2001), as the same may be amended from time to time. Capitalized terms used in this Amendment but not otherwise defined herein have the same meanings as specified therefor in the Loan Agreement (as such term is defined herein).

                                   WITNESSETH:

        WHEREAS, the Borrower, Group, the Subsidiary Guarantors, the Board, the Agents, the Lenders referred to therein, Bank of America, N.A. and Phoenix American Financial Services Inc., as Loan Administrator, are parties to that certain Loan Agreement dated as of March 31, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement");

        WHEREAS, on September 12, 2004 the Borrower, Group and certain of their affiliates filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court"), Case No. 04-13819 (the "Bankruptcy Case");

        WHEREAS, pursuant to that certain Assignment and Acceptance dated as of the date hereof, YC SUSI Trust, as successor Primary Tranche A Lender under the Loan Agreement, has assigned all of its rights and obligations under the Loan Agreement as Primary Tranche A Lender, including its interest in Tranche A of the Loan, to Govco (the "Primary Tranche A Lender Assignment"), and the Board has consented to the Primary Tranche A Lender Assignment;

        WHEREAS, pursuant to that certain Assignment and Acceptance dated as of the date hereof, Bank of America, N.A., as Alternate Tranche A Lender under the Loan Agreement, has assigned all of its rights and obligations under the Loan Agreement and the other Loan Documents as Alternate Tranche A Lender to Citibank, N.A. (the "Alternate Tranche A Lender Assignment", and together with the Primary Tranche A Lender Assignment, the "Assignments"), and the Board has consented to the Alternate Tranche A Lender Assignment;

        WHEREAS, in connection with the Assignments, Govco has requested that the Loan Agreement be amended as hereinafter provided;

        WHEREAS, by order of the Bankruptcy Court dated December 17, 2004, this Amendment was authorized and approved; and

        WHEREAS, the Board, the Agents and the Lenders are willing to amend the Loan Agreement on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

        SECTION 1. Amendments to Loan Agreement. As of the Fifth Amendment Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

        (a) Definitions.

                (i) Section 1.1 of the Loan Agreement is hereby amended by substituting "Citibank, N.A." for "Bank of America, N.A." in the definition of "Alternate Tranche A Lender."

                (ii) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of "Board Guaranty" in its entirety as follows:

                        "Board Guaranty" means the Guarantee Agreement dated as
                of March 31, 2003 among Kitty Hawk Funding Corporation, as Primary Tranche A Lender, Bank of America, N.A., as Alternate Tranche A Lender, Bank of America, N.A., as Agent and a Tranche B Lender, Retirement Systems of Alabama Holdings LLC, as a Tranche B Lender, and the Board, as amended and restated pursuant to that certain Amended and Restated Guarantee Agreement, dated as of December 28, 2004, among Govco Incorporated, as Primary Tranche A Lender, Citibank, N.A., as Alternate Tranche A Lender, Bank of America, N.A., as Agent and a Tranche B Lender, Retirement Systems of Alabama Holdings LLC, as a Tranche B Lender, and the Board.

                (iii) Section 1.1 of the Loan Agreement is hereby amended by substituting "Govco Incorporated" for "YC SUSI Trust" in the definition of "Primary Tranche A Lender" and deleting the words ", including any Eligible BofA Conduit."

                (iv) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition for "YC SUSI Administrative Trustee" and adding the following new definition in the proper alphabetical order:

                "Govco Administrative Agent" means Citicorp North America, Inc.

                (v) Section 1.1 of the Loan Agreement is hereby amended by amending and restating in its entirety the definition of "Tranche A Applicable Interest Rate" as follows:

                "Tranche A Applicable Interest Rate" means for any Interest Period a rate per annum equal to the sum of (A) the Primary Tranche A Lender's weighted average cost (as defined below) related to the issuance of commercial paper notes and other short-term borrowings or the sale of participation interests (collectively, "Commercial Paper"), which in each case have been allocated by the Primary Tranche A Lender to Tranche A during such Interest Period, which rate includes related issuance costs incurred by the Primary Tranche A Lender and (B) 0.30% (such Tranche A Applicable Interest Rate to be calculated by the Govco Administrative Agent and specified in a notice sent to the Borrower, with a copy to the Agent and the Loan Administrator, at least five Business Days prior to each Interest Payment Date on which the interest so calculated is payable). As used in this definition, "weighted average cost" of Commercial Paper means (i) the actual interest rate paid to purchasers of Commercial Paper, (ii) the costs associated with the issuance of the Commercial Paper, and (iii) other borrowings the Primary Tranche A Lender may incur, including the amount to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market. Notwithstanding the forgoing, if Tranche A is funded by or assigned to any other entity pursuant to the provisions of this Agreement (including without limitation, to the Alternate Tranche A Lender), "Tranche A Applicable Interest Rate" means, for any Interest Period, a rate per annum equal to LIBOR for such Interest Period plus 0.40% per annum.

        (b) Amendments to Section 2.3.

        (i) Section 2.3(a) of the Loan Agreement is amended by replacing the chart set forth in such subsection with the following chart:

                      DATE                                    REPAYMENT AMOUNT
                      October 1, 2006                          $97,875,000.00
                      April 1, 2007                            $97,875,000.00
                      October 1, 2007                          $97,875,000.00
                      April 1 , 2008                           $97,875,000.00
                      October 1, 2008                          $97,875,000.00
                      April 1, 2009                            $97,875,000.00
                      October 1, 2009                          $58,561,098.76

        (ii) Section 2.3(b) of the Loan Agreement is amended by replacing the chart set forth in such subsection with the following chart:

                      DATE                                    REPAYMENT AMOUNT
                      October 1, 2006                          $10,875,000.00
                      April 1, 2007                            $10,875,000.00
                      October 1, 2007                          $10,875,000.00
                      April 1 , 2008                           $10,875,000.00
                      October 1, 2008                          $10,875,000.00
                      April 1, 2009                            $10,875,000.00
                      October 1, 2009                           $6,506,788.75

        (c) Amendment to Section 2.9. Section 2.9 of the Loan Agreement is hereby amended by deleting the text in clause (i)(B) of subsection (g) thereof and inserting in its place "[intentionally omitted]."

        (d) Amendments to Section 2.10.

                (i) Section 2.10(e) of the Loan Agreement is hereby amended by amending and restating the first full sentence thereof in its entirety as follows:

                "In addition to all amounts required to be paid by the Borrower pursuant to Section 2.7 but without duplication of any amounts payable under Section 2.10(f), the Borrower shall compensate each Lender upon demand, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender or the termination of any other financial arrangement it may have entered into to fund or maintain or support such Lender's portion of the Loan, but excluding Taxes) which that Lender may sustain (i) if for any reason the proposed Borrowing does not occur on a date specified therefor in the Notice of Borrowing given by a Borrower in accordance with this Agreement, (ii) subject to the Borrower's right to utilize the Prepayment Breakage Avoidance Procedure, if for any reason any portion of the Loan is prepaid (including mandatorily pursuant to Section 2.6 or this Section 2.10) on a date which is not the last day of the applicable Interest Period or (iii) as a consequence of any failure by a Borrower to repay any portion of the Loan when required by the terms hereof."

                (ii) Section 2.10 of the Loan Agreement is hereby amended by amending and restating subsection (f) thereof in its entirety as follows:

                "(f) Primary Tranche A Lender Prepayment Compensation. In connection with all prepayments under Sections 2.5, 2.6 and 2.10(d), if the Primary Tranche A Lender is the Tranche A Lender, the Borrower shall pay to the Primary Tranche A Lender within 10 Business Days of demand an amount equal to (i) the amount of yield that the Primary Tranche A Lender is required to pay to holders of its Commercial Paper during the Liquidation Period (as defined below) on an amount of Commercial Paper having an aggregate issue price equal to the amount of the Borrower's prepayment less (ii) the amount of the investment earnings, if any, received as reasonably determined by the Govco Administrative Agent, on the prepayment amount during the Liquidation Period. As used herein, "Liquidation Period" means the period from the date on which a prepayment is made to the date on which the Primary Tranche A Lender's total amount of Commercial Paper related to the funding of Tranche A is reduced (without prepayment thereof) by an amount equal to the amount of the Borrower's prepayment."

        (e) Amendments to Section 9.7. Section 9.7 of the Loan Agreement is hereby amended by (A) inserting the following words after the second proviso at the end of the first sentence thereof: "as actually and finally determined by a final, non-appealable judgment of a court of competent jurisdiction and only to the extent of direct (as opposed to special, indirect, consequential or punitive) damages", and (B) inserting the words "(except in the case of the Primary Tranche A Lender, Citibank, N.A.)" after the words "each Lender" in the second sentence thereof on the sixth line from the bottom.

        (f) Amendment to Section 9.8 of the Loan Agreement. Section 9.8 of the Loan Agreement is hereby amended by amending and restating such Section in its entirety as follows:

                Section 9.8. Successor Agent and Collateral Agent. Each of the Agent and the Collateral Agent may resign at any time by giving written notice thereof to the Lenders, the Board, the Loan Administrator and the Borrower and may be removed at any time with or without cause by the Board. Any such resignation or removal shall be effective upon appointment and acceptance of a successor Agent or Collateral Agent, as applicable, in accordance with this Section 9.8. Upon any such resignation or removal, the Borrower shall have the right to appoint a successor agent, subject to confirmation by the Board and the Lenders. If no successor agent shall have accepted such appointment within sixty
        (60) days after the retiring Agent's or Collateral Agent's, as applicable, giving of notice of resignation or the Board's removal of the Agent or the Collateral Agent, the Agent or the Collateral Agent, as applicable, may appoint a successor Agent or Collateral Agent, as applicable, who shall be willing to accept such appointment. Each successor agent appointed hereunder shall be a commercial bank organized under the laws of the United States of America or of any State thereof and shall have a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as Agent or Collateral Agent hereunder by a successor Agent or Collateral Agent, such successor Agent or the Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent or Collateral Agent, and the retiring or removed Agent or Collateral Agent shall be discharged from its duties and obligations as agent under this Agreement. After any Agent's or Collateral Agent's resignation or removal hereunder as Agent or Collateral Agent, as applicable, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent or Collateral Agent under this Agreement.

        (g) Amendments to Section 11.1.

                (i) Section 11.1(a)(i) of the Loan Agreement is hereby amended by (i) deleting the word "and" at the end of subclause (4), (ii) inserting "; and" in place of the period at the end of subclause (5), and (iii) inserting a new subclause (6) to read as follows:

                "(6) modify the application of payments to the Loan under
        Section 2.9."

                (ii) Section 11.1(a)(ii) of the Loan Agreement is hereby amended by amending and restating clause (C) thereof in its entirety as follows:

                "(C) Citicorp North America, Inc., as Govco Administrative Agent and Citibank, N.A., so long as the Primary Tranche A Lender or the Alternate Tranche A Lender, respectively, continues to hold more than 50% of the principal amount of Tranche A Notes; and".

        (h) Amendment to Section 11.2. Section 11.2(a) of the Loan Agreement is hereby amended by (A) deleting the words "an Eligible BofA Conduit," in clause
(iv) thereof, (B) deleting the words "and except for an assignment by the initial Primary Tranche A Lender to an Eligible BofA Conduit" in clause (vi) thereof, (C) amending and restating clause (iii) in the second to last sentence thereof to read as follows: "for so long as Bank of America, N.A. serves as Agent hereunder, it shall hold at all times and shall not be entitled to assign at least 5% of the aggregate outstanding principal amount of Tranche B of the Loan", and (D) deleting the last full sentence thereof.

        (i) Amendments Reflecting Replacement of Primary Tranche A Lender and Alternate Tranche A Lender. Each reference in the Loan Agreement and the other Loan Documents to "YC SUSI Administrative Trustee" is hereby amended to read "Govco Administrative Agent". As of the Fifth Amendment Effective Date, Bank of America, N.A. as the YC SUSI Administrative Trustee shall no longer be a party to the Loan Agreement. Each reference in the Loan Agreement and the other Loan Documents to "YC SUSI Trust" is hereby amended to read "Govco Incorporated". Each reference in the Loan Agreement and the other Loan Documents to "Bank of America, N.A." in its capacity as Alternate Tranche A Lender is hereby amended to read "Citibank, N.A.".

        SECTION 2. Interest Payment. On the Fifth Amendment Effective Date, the Borrower shall pay all accrued and unpaid interest through but excluding such date in respect of Tranche A of the Loan as if such date were an Interest Payment Date under the Loan Agreement, other than the additional 2% in interest payable under Section 2.7(c) of the Loan Agreement (which shall be payable on the next regularly scheduled Interest Payment Date under the Loan Agreement). The interest rate applicable to such period shall be the Tranche A Applicable

Interest Rate for such period (without giving effect to the provisions of this Amendment) as calculated by the YC SUSI Administrative Trustee and specified in a notice sent to the Borrower in writing (with a copy to the Agent and the Loan Administrator) at least one (1) Business Day prior to such date. Such interest shall be paid by the Borrower to YC SUSI Trust, as assigning Primary Tranche A Lender, pursuant to payment instructions provided by YC SUSI Trust to the Borrower on or prior to the Fifth Amendment Effective Date. Except to the extent of interest actually paid by the Borrower on the Fifth Amendment Effective Date in accordance with this Section, the foregoing shall not affect or limit the Borrower's obligation to pay interest on the next regularly scheduled Interest Payment Date under the Loan Agreement, including accrued and unpaid interest on Tranche A of the Loan for the period from and including the Fifth Amendment Effective Date to the next Interest Payment Date, accrued and unpaid interest on Tranche B of the Loan and the additional 2% in interest payable under Section 2.7(c) of the Loan Agreement. For the avoidance of doubt, interest on Tranche A of the Loan accruing from (and including) the Fifth Amendment Effective Date to the next Interest Payment Date shall be payable by the Borrower to the Agent for the account of Govco, as the Primary Tranche A Lender, or Citibank, N.A., as the Alternate Tranche A Lender, as the case may be, and such interest shall accrue at the Tranche A Applicable Interest Rate for such period (after giving effect to the provisions of this Amendment) and calculated by the Govco Administrative Agent. The Govco Administrative Agent shall provide a written notice to the Borrower (with a copy to the Agent and the Loan Administrator) at least one (1) Business Day prior to such Interest Payment Date specifying the Tranche A Applicable Interest Rate for such period and the amount of interest due on such Interest Payment Date.

        SECTION 3. Conditions of Effectiveness. This Amendment shall become effective on the date set forth above (the "Fifth Amendment Effective Date") subject to the satisfaction of the following conditions precedent:

        (a) each of the parties hereto shall have received executed counterparts of this Amendment duly executed and delivered by the parties hereto;

        (b) the Assignments shall have been duly executed and delivered by the parties thereto and consented to by the Board, the Assignee shall have delivered to the Assignor the purchase price as described therein and the Assignments shall have become effective pursuant to their terms;

        (c) the Bankruptcy Court shall have entered a final non-appealable order approving this Amendment and the transactions contemplated hereby;

        (d) the Board shall have issued its Amended and Restated Guarantee Agreement in form and substance satisfactory to Govco and Citibank, N.A.;

        (e) each of Govco, Citicorp North America, Inc. and Citibank, N.A. shall have received the opinions of (i) Marguerite Owen, Legal Counsel to the Board, and (ii) Curtis, Mallet-Prevost, Colt & Mosle LLP, special counsel to the Air Transportation Stabilization Board, each in form and substance satisfactory to them; and

        (f) each of Govco and Citibank, N.A. shall have received a true and complete copy of all Loan Documents and the original Tranche A Note.

        SECTION 4. Consent to Execution. By their respective signatures hereto, each of the parties hereto consents to the execution of this Amendment.

        SECTION 5. Representations and Warranties. Each of Group and the Borrower represents and warrants to each other party hereto (excluding any other Obligors) that: (a) it has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby, (b) it has duly authorized by all necessary corporate action the execution, delivery and performance of this Amendment, and (c) this Amendment and the Loan Agreement as amended hereby are the valid and binding obligations of each of Group and the Borrower, enforceable against it in accordance with its respective terms, except as may be limited by (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, including materiality, reasonableness, good faith and fair dealing, and by general principles of equity (regardless of whether considered in a proceeding in equity or at law), and (2) any order of the Bankruptcy Court including, without limitation, that certain Final Order (i) Authorizing Debtors' Use of Cash Collateral and (ii) Providing Adequate Protection Pursuant To Bankruptcy Rules 4001(b) and 4001(d) dated October 14, 2004 entered by the Bankruptcy Court in the Bankruptcy Case. Each of Group and the Borrower further represents and warrants to Govco, as Primary Tranche A Lender, and Citibank, N.A., as Alternate Tranche A Lender, that, except as set forth on Exhibit A, it has delivered to each of them a true and complete copy of each Loan Document as in effect on the date hereof, an accurate list of which is set forth on Exhibit A hereto, and there are no amendments, modifications, supplements, waivers or consents to such Loan Documents other than as set forth on Exhibit A hereto, and such Loan Documents constitute the complete agreement of the parties thereto with respect to the subject matter thereof.

        SECTION 6. Reference to and Effect on the Loan Documents.

        (a) On and after the Fifth Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

        (b) Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties to this Agreement expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties to this Amendment to reaffirm the obligations created under the Loan Agreement. Each of the Loan Agreement, as amended hereby, the other Loan Documents and the Board Guaranty (as amended and restated) remains in full force and effect and the terms and provisions of the Loan Agreement, as amended hereby, the other Loan Documents and the Board Guaranty (as amended and restated) are hereby ratified and confirmed.

        SECTION 7. Consent of Guarantor; Confirmation of Guaranty. Each of Group and the Subsidiary Guarantors hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the "Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this Amendment, and (b) the Collateral Document to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

        SECTION 8. Costs; Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Board, the Agents, and the Lenders in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Board, the Agents, and the Lenders) in accordance with the terms of Section 11.3 of the Loan Agreement.

        SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 10. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED, THAT IN THE EVENT THE BOARD BECOMES A LENDER PURSUANT TO THE BOARD GUARANTY, THE RIGHTS AND OBLIGATIONS OF THE BOARD HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES OF AMERICA, IF AND TO THE EXTENT SUCH FEDERAL LAW IS APPLICABLE, AND OTHERWISE IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        SECTION 11. Release. The Obligors further acknowledge and agree that they have no claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related thereto or the performance of the Obligors' obligations thereunder. To the extent the Obligors have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related thereto or the performance of the Obligors' obligations thereunder, the same are hereby waived, relinquished and released in consideration of the Board's, the Lender's and the Agents' execution and delivery of this Amendment.

        SECTION 12. Waiver. The Obligors hereby waive their right to contest or object to (i) the Assignments and (ii) an assignment by the Tranche A Lender to the Board of all or any portion of the Tranche A Lender's right, title and interest in and to Tranche A of the Loan, as provided in Section 4.03 of the Board Guaranty, in connection with a payment by the Board to the Tranche A Lender thereunder.

                            [Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      US AIRWAYS, INC.

                                      By: /s/ Ronald E. Stanley
                                          ________________________
                                      Name:  Ronald E. Stanley
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                      US AIRWAYS GROUP, INC.

                                      By: /s/ Ronald E. Stanley
                                          ________________________
                                      Name:  Ronald E. Stanley
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                      MATERIAL SERVICES COMPANY, INC.

                                      By: /s/ Terry J. Petrun
                                          ________________________________
                                      Name:  Terry J. Petrun
                                      Title: Vice President

                                      PSA AIRLINES, INC.

                                      By: /s/ Elizabeth K. Lanier
                                          ________________________
                                      Name:  Elizabeth K. Lanier
                                      Title: Secretary

                                      PIEDMONT AIRLINES, INC.

                                      By: /s/ Terry J. Petrun
                                          ________________________
                                      Name:  Terry J. Petrun
                                      Title: Vice President Administration

                                      By: /s/ Stephen Farrow
                                          ________________________
                                      Name:  Stephen Farrow
                                      Title: Vice President - Flight Operations

                                      GOVCO INCORPORATED,
                                      as Primary Tranche A Lender

                                      By: Citicorp North America, Inc., as its
                                      attorney-in-fact and administrative agent

                                      By: /s/ Barbara Kobelt
                                         _________________________
                                      Name:  Barbara Kobelt
                                      Title: Vice President, Structured
                                             Portfolio Management

                                      CITIBANK, N.A.,
                                      as Alternate Tranche A Lender

                                      By: /s/ Rukmini Roi
                                         _________________________
                                      Name:  Rukmini Roi
                                      Title: Vice President, Global Project &
                                             Structured Trade Finance

                                      BANK OF AMERICA, N.A.,
                                      as a Tranche B Lender

                                      By: /s/ Bruce McCormick
                                         _________________________
                                      Name:  Bruce McCormick
                                      Title: Senior Vice President

                                      BANK OF AMERICA, N.A.,
                                      as Agent and Collateral Agent

                                      By: /s/ Bruce McCormick
                                         ____________________________
                                      Name:  Bruce McCormick
                                      Title: Senior Vice President

                                      CITICORP NORTH AMERICA, INC.,
                                      as Govco Administrative Agent

                                      By: /s/ Barbara Kobelt
                                         _____________________________
                                      Name:  Barbara Kobelt
                                      Title: Vice President, Structured
                                             Portfolio Management

                                      RETIREMENT SYSTEMS OF
                                      ALABAMA HOLDINGS LLC,
                                      as a Tranche B Lender

                                      By: /s/ David G. Bronner
                                         _________________________
                                      Name:  David G. Bronner
                                      Title: Manager

                                      AIR TRANSPORTATION
                                      STABILIZATION BOARD

                                      By: /s/ Mark R. Dayton
                                         ____________________________
                                      Name:  Mark R. Dayton
                                      Title:  Executive Director

                                    EXHIBIT A

                             LIST OF LOAN DOCUMENTS